Supplement Dated January 13, 2023
To The Statement of Additional Information
Dated April 25, 2022

JNL® Investors Series Trust

Effective January 1, 2023, in the section, “Trustees and Officers of the Trust,” please delete all references to and information for Michelle Engler.

Effective December 3, 2022, in the section, “Trustees and Officers of the Trust,” please delete the table rows for Emily J. Bennett and Mia K. Nelson in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (39) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Secretary (3/2016 to present)
Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (9/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 9/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 3/2016 to 12/2020, 5/2012 to 12/2020, and 3/2016 to 7/2018); Assistant Secretary (1/2021 to present), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021) of an investment company advised by PPM America, Inc.

Mia K. Nelson (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Vice President (8/2017 to 11/2022)
Principal Occupation(s) During Past 5 Years:
Vice President, Tax of JNAM (9/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 9/2022); Director, Tax of JNAM (3/2015 to 3/2017); Vice President of other investment companies advised by JNAM (11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, 9/2017 to 12/2020, and 8/2017 to 7/2018)

Effective January 1, 2023, in the section, “Trustees and Officers of the Trust,” under, “Committees of the of the Board of Trustees,” please delete the second and third paragraphs in the entirety and replace with the following:

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.  Messrs. Anyah, Bouchard, Wehrle, and Ms. Woodworth are members of the Audit Committee.  Mr. Wehrle serves as Chair of the Audit Committee.  Mr. Wood is an ex officio member of the Audit Committee. The Audit Committee had three meetings in the last fiscal year
The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, John W. Gillespie, P.O. Box 30902, Lansing, Michigan 48909-8402. Ms. Carnahan, and Messrs. Gillespie and Rybak are members of the Governance Committee.  Mr. Gillespie serves as Chair of the Governance Committee.  Mr. Wood is an ex officio member of the Governance Committee.  The Governance Committee had four meetings in the last fiscal year.
The two Investment Committees review the performance of the Funds.  Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Independent Trustee sits on one of the two Committees.  Mses. Carnahan and Woodworth and Messrs. Gillespie and Wehrle are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Anyah, Bouchard, Nerud, Rybak, and Wood are members of Investment Committee B.  Mr. Anyah serves as Chair of Investment Committee B.   In the last fiscal year, Investment Committees A and B had five meetings.  Prior to January 1, 2023, there were three Investment Committees, with Investment Committee C having five meetings in the last fiscal year.

This Supplement is dated January 13, 2023.